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                               SEMIANNUAL REPORT
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[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
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                                                 New England Star Worldwide Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     AUGUST 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------

New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

The performance benchmark for New England Star Worldwide Fund is the MSCI World Index4. In the past, the MSCI EAFE Index5 had served as the benchmark for the Fund. While no benchmark is a perfect match for a managed fund, the World Index contains a higher proportion of the markets that could be represented in the Fund than does the EAFE Index, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                                  GROWTH OF A $10,000 INVESTMENT

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

                DECEMBER 1995 (INCEPTION) THROUGH JUNE 1998
CLASS A
 INDEX              NAV(1)            MSC            MSCI WORLD         EAFE
-------           ---------        ----------        ----------        -------

12/29/95           $10,000           $ 9,425           $10,000         $10,000
1Q96               $10,528           $ 9,923           $10,419         $10,296
2Q96               $11,177           $10,534           $10,733         $10,467
3Q96               $11,136           $10,496           $10,888         $10,462
4Q96               $11,667           $10,997           $11,399         $10,636
1Q97               $12,267           $11,562           $11,444         $10,477
2Q97               $13,629           $12,445           $13,181         $11,845
3Q97               $14,083           $12,460           $13,571         $11,769
4Q97               $13,148           $11,232           $13,249         $10,855
1Q98               $14,568           $12,045           $15,161         $12,460
2Q98               $14,049           $11,217           $15,482         $12,601


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class B Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

CLASS B
 INDEX               NAV              MSC            MSCI WORLD         EAFE
-------           ---------        ----------        ----------        -------

12/29/95           $10,000           $10,000           $10,000         $10,000
1Q96               $10,512           $10,512           $10,419         $10,296
2Q96               $11,136           $11,136           $10,733         $10,467
3Q96               $11,081           $11,081           $10,888         $10,462
4Q96               $11,587           $11,587           $11,399         $10,636
1Q97               $12,163           $12,163           $11,444         $10,477
2Q97               $13,484           $13,484           $13,181         $11,845
3Q97               $13,906           $13,906           $13,571         $11,769
4Q97               $12,962           $12,962           $13,249         $10,855
1Q98               $14,332           $14,332           $15,161         $12,460
2Q98               $13,796           $13,496           $15,482         $12,601


[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class C Shares compared to Morgan Stanley Capital International World Index(4) and to Morgan Stanley EAFE Index(5).]

CLASS C
 INDEX               NAV                   MSCI WORLD              EAFE
-------           ---------                ----------             -------
12/29/95           $10,000                  $10,000               $10,000
1Q96               $10,520                  $10,419               $10,296
2Q96               $11,144                  $10,733               $10,467
3Q96               $11,088                  $10,888               $10,462
4Q96               $11,595                  $11,399               $10,636
1Q97               $12,170                  $11,444               $10,477
2Q97               $13,490                  $13,181               $11,845
3Q97               $13,913                  $13,571               $11,769
4Q97               $12,968                  $13,249               $10,855
1Q98               $14,346                  $15,161               $12,460
2Q98               $13,801                  $15,482               $12,601


Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98

   CLASS A (Inception 12/29/95)  6 MONTHS         1 YEAR         SINCE INCEPTION
   Net Asset Value(1)              6.92%            3.15%            14.59%
   With Max. Sales Charge(2)       0.79            -2.80             11.02
--------------------------------------------------------------------------------

   CLASS B (Inception 12/29/95)  6 MONTHS         1 YEAR         SINCE INCEPTION
   Net Asset Value(1)              6.50%            2.37%            13.76%
   With CDSC(3)                    1.50            -2.57             12.76
--------------------------------------------------------------------------------

   CLASS C (Inception 12/29/95)  6 MONTHS         1 YEAR         SINCE INCEPTION
   Net Asset Value(1)              6.50%            2.37%            13.78%
   With CDSC(3)                    5.50             1.40             13.78
--------------------------------------------------------------------------------

   COMPARATIVE PERFORMANCE       6 MONTHS          1 YEAR         SINCE 12/29/95
   MSCI World(4)                  16.85%           17.46%            19.02%
   MSCI EAFE(5)                   16.08             6.38              9.65
   Lipper Global Average(6)       14.06            14.05             17.89
--------------------------------------------------------------------------------

Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

         NOTES TO CHARTS (PAGES 2 & 3)
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Morgan Stanley Capital International (MSCI) World Index is a market cap-weighted index comprised of the performance of 1,560 (as of 12/31/97) companies representing stock markets in 23 developed markets including the U.S., Canada, Australia, New Zealand and those in Europe and the Far East. The unmanaged Index is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(6) Lipper Global Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                               OVERVIEW: HOW YOUR FUND PERFORMED
--------------------------------------------------------------------------------

New England Star Worldwide Fund is composed of five different portfolio segments managed by some of the leading investment management companies in the country. This multiple-adviser approach -- the essence of the Star concept -- provides a means to diversify not just among individual securities, but among investment styles and strategies.

For the six months ending June 30, 1998, New England Star Worldwide Fund's Class A shares produced a total return of 6.92% reflecting a $1.07 per share gain in net asset value to $16.53.

Despite heightened volatility caused by economic and political tensions in Asia, the MSCI World Index posted a strong gain of 16.85% for the first six months of the year. That gain, however, masks divergent extremes in world markets. Performance in U.S. and European stock markets was strong while Asia and other emerging markets, which are not represented in the World Index, suffered losses.

In the United States, stocks produced double-digit gains for the first three-months of 1998. In the second quarter, however, some U.S. manufacturers began to feel the pinch of Asia's deepening economic problems. As demand for U.S. products slowed in the Far East, earnings forecasts for many U.S. companies -- particularly those in the semiconductor and commodities sectors -- were revised downward and stock prices declined. Even though Asia's problems created uncertainty in the financial markets, investors could not have asked for a better economic environment. Economic growth was strong, inflation remained low, and interest rates declined. In this nearly ideal environment, investors favored the quality and liquidity of large-company stocks over small-company stocks -- and large- company stocks continued their more-than-three-year run as market leaders.

Returns in most stock markets of continental Europe far exceeded those of other world markets. Europe had several factors in its favor. Economic expansion continued at a robust pace, supported by strong consumer spending and low interest rates. The approach of the European Monetary Union (EMU) supported consumer confidence, drove mergers and acquisitions, and provided companies with the economies of scale to invest in new technology. In addition, Europe benefited from a wave of restructuring and consolidation that has produced more productive and efficient companies. Privatization initiatives and a new emphasis on shareholder value also added to the attractiveness of European stocks.

As most European markets surged ahead, the emerging markets of Asia and Latin America struggled. For the first three months of the year, some Asian markets seemed to be recovering from the currency and financial problems that had arisen in late 1997, and Asian stocks rallied. In April, however, the realization set in that Asia's problems were getting worse. Political and social unrest in Indonesia, recession in Japan and concerns of currency devaluation in China led to steep declines in Asian stocks.

What is sometimes referred to as the "Asian flu" triggered downturns in other emerging markets -- most notably in Latin America. Fearing that instability in Asia would affect Latin American stocks, investors opted to ignore the region's attractive features -- such as relatively good economic growth, ongoing financial reforms, and trends toward restructuring and privatization -- and sold their stocks. Most Latin American markets ended the six-month period with significant declines.

Though the five portfolio segments of the Fund are managed autonomously, the chart below gives you a general profile of the portfolio as a whole. In the next several pages, New England Star Worldwide Fund's portfolio managers discuss how they managed their segments during the six-month period.

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

            ---------------------------------------------------
              COUNTRY DIVERSIFICATION -- 6/30/98

                                               % OF
                 TOP 10 COUNTRIES           NET ASSETS
            ---------------------------------------------------
             1.  United States                 37.39
            ---------------------------------------------------
             2.  United Kingdom                11.28
            ---------------------------------------------------
             3.  France                         5.72
            ---------------------------------------------------
             4.  Netherlands                    4.96
            ---------------------------------------------------
             5.  Germany                        4.75
            ---------------------------------------------------
             6.  Japan                          4.66
            ---------------------------------------------------
             7.  Brazil                         4.22
            ---------------------------------------------------
             8.  Finland                        2.71
            ---------------------------------------------------
             9.  Italy                          2.51
            ---------------------------------------------------
            10.  South Africa                   2.40

            Portfolio holdings and asset allocations will vary.
            ---------------------------------------------------

                         NEW ENGLAND STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                Founders Asset Management LLC -- Michael Gerding
--------------------------------------------------------------------------------

In covering the world in our search of strong growth companies, we continued to find the most opportunity in Europe. As we saw company after company delivering solid earnings reports, our confidence in the growth of the European economy was reaffirmed. This confidence led us to increase the European portion of the segment to its highest level ever -- more than 50% of the segment's assets.

One factor that makes European companies so attractive is their continued commitment to corporate restructuring. European managers have gradually come to realize that to be competitive in the global marketplace they must run their businesses more efficiently.

Volkswagen is an example of a company that is benefiting from restructuring. In a recent meeting with Volkswagen's management, we learned of the company's plans to streamline its assembly process by reducing the number of automobile frames from sixteen to four. This means that 60% of the parts that Volkswagen uses in its cars will be the same. This one change will have an enormously positive impact on Volkswagen's manufacturing costs and reflects the sound business decisions made by strong management.

European companies are also paying more attention to shareholder value. As Europe slowly develops an equity-oriented culture, companies realize they must satisfy their shareholders to gain further access to the capital markets. For instance, an increasing number of European companies are using share options as employee incentives. This is similar to the changes we saw a few years ago in the United States, when employees at Chrysler, General Motors and other companies became share owners through 401(k) or stock option plans.

            LARGEST HOLDINGS IN FOUNDERS SEGMENT
            ---------------------------------------------------
                                       % OF             % OF
                                  SEGMENT ASSETS     FUND ASSETS
            ---------------------------------------------------
            Marschollek Lauten         3.00            0.63
            ---------------------------------------------------
            Groupe Danone              2.53            0.53
            ---------------------------------------------------
            Merita, Ltd.               2.52            0.53
            ---------------------------------------------------
            Compass Group              2.22            0.47
            ---------------------------------------------------
            Oce NV                     2.20            0.46
            ---------------------------------------------------

While Europe held opportunity for us during the six-month period, Asia pres-ented problems. Economic indicators in Asia were dismal. Asian banks were not making loans, which meant companies could not get money to buy raw materials to manufacture products for export. While Asia's problems continue to be serious, we haven't written it off for investment in the future. We believe there are many good companies in Asia, but it is difficult to project corporate earnings. We expect that after the Asian crisis settles down, investors will no longer view Asia as a homogeneous region. Instead, they will focus more on individual countries. This could be a great advantage, because we use a bottom-up strategy to select individual stocks on a company-by-company basis instead of making country or region allocations.

            OAKMARK/HARRIS ASSOCIATES L.P. (INTERNATIONAL SEGMENT) --
                          DAVID HERRO AND MICHAEL WELSH
--------------------------------------------------------------------------------

During the six-month period, we diversified investments in Europe, Asia and Latin America. By far, the best performing region was Europe and, at the end of the period, European stocks accounted for approximately 45% of the segment's assets. While European stocks were strong performers for more than a year, U.K. stocks continued to underperform those of continental Europe. It was in the United Kingdom, however, where we found the most attractive relative value. At the end of the period, the portfolio's top three positions were in U.K. companies. These included Tomkins, an industrial conglomerate, Cordiant, a communications company, and Saatchi & Saatchi, an advertising company.

Latin American stocks composed the segment's third-largest regional weighting. While Latin American markets struggled during the period, we think the economic fundamentals of select countries and individual companies are strong. We believe that a bias against all emerging market stocks resulting from the currency and financial troubles of Asia affected Latin American stocks. At the end of the period, our holdings in Latin America included Quilmes, a brewery in Argentina, Bladex, a trade finance bank in Panama, and Unibanco, one of Brazil's biggest banks.

           LARGEST HOLDINGS IN OAKMARK/HARRIS
           (INTERNATIONAL) SEGMENT
           -------------------------------------------------------
                                         % OF              % OF
                                    SEGMENT ASSETS     FUND ASSETS
           -------------------------------------------------------

           Tomkins PLC                    5.20            0.89
           -------------------------------------------------------
           Cordiant Communications
            Group PLC                     4.83            0.83
           -------------------------------------------------------
           Saatchi & Saatchi PLC          4.61            0.79
           -------------------------------------------------------
           Quilmes Industrial S.A. (ADR)  4.47            0.77
           -------------------------------------------------------
           Chargeurs S.A.                 4.00            0.69
           -------------------------------------------------------

At the end of the period, about 30% of the segment's assets were invested in Asia. Being an investor in Asia during the first six months of 1998 was like riding a roller coaster. After declining significantly during the final months of 1997, Asian stocks rallied strongly during the first quarter of the year only to plummet in the second quarter. Because we are value investors, we believed price declines in Asian stocks presented attractive buying opportunities. We invested in select Asian companies that we think have the financial strength to weather what could be difficult times over the next year or two. We purchased high quality companies that are industry leaders and that are globally competitive. We bought stocks with the idea of holding them for at least three or four years, so while some of our Asian investments may experience difficulties in the short term, we believe many of them have the potential for significant gains in value over the long term.

We believe the stocks in which we invested are undervalued and that the risk and uncertainty of the emerging markets were already reflected in the prices we paid for them. Over the next three to four years, we believe these investments could produce attractive gains.

              OAKMARK/HARRIS ASSOCIATES L.P. (DOMESTIC SEGMENT) --
                                 ROBERT SANBORN
--------------------------------------------------------------------------------

We continued to manage the U.S. portion of Star Worldwide Fund in our consistent bottom-up, one-stock-at-a-time way. We remained admirers of the "sweet spot" economy. The ongoing Asian economic crisis had salutary implications for U.S. inflation, and investors around the world favored U.S. companies.

We used the same value-oriented philosophy we have always used and made no major changes in the segment during the past six months. We eliminated U.S. West Media Group and Tele-Communications, two cable companies that were holdings in the portfolio. Each stock had reached our price target, which is 90% of its underlying value. The one new position we added was Washington Mutual, a large West Coast thrift institution. The company is undergoing a major restructuring, which we believe will be successful and boost its stock price.

High quality companies, such as Philip Morris, Heinz, Nabisco, Knight-Ridder, Nike, Black & Decker, Anheuser Busch, and Mattel, composed nearly 35% of the segment.

           LARGEST HOLDINGS IN OAKMARK/HARRIS (DOMESTIC) SEGMENT
           -------------------------------------------------------
                                         % OF              % OF
                                    SEGMENT ASSETS     FUND ASSETS
           -------------------------------------------------------

           Black & Decker Corp.           6.17            1.45
           -------------------------------------------------------
           Banc One Corp.                 5.88            1.38
           -------------------------------------------------------
           NIKE, Inc., Class B            5.57            1.31
           -------------------------------------------------------
           Philip Morris Cos.             4.99            1.17
           -------------------------------------------------------
           Boeing Co.                     4.89            1.15
           -------------------------------------------------------

At the end of the six-month period, there were no new themes in the segment. Individual company performance dominated the results. Black & Decker rose more than 50% because the stock was modestly valued at the beginning of the period. Financial services businesses accounted for nearly 20% of assets. We had no technology, utility or energy investments. Some of the financial stocks continued to be strong performers. For example, Banc One and Mellon Bank appreciated more than 15%. Poor performers included Nabisco, which declined more than 25% because of weak sales; Polaroid declined more than 25% because of restructuring; and Philip Morris declined 14% because of the news surrounding the tobacco industry.

We are positive about the performance of most of our holdings and their attractiveness in the overall market, even though the segment had a difficult time during the first six months of 1998. Because of our focused value style and philosophy, there will be periods when we lag the market, especially during buoyant times. Nevertheless, we intend to stick with our strategy and not change our methods just to be in synch with current market trends. We believe the segment will soon benefit from our value approach.

                       MONTGOMERY ASSET MANAGEMENT, LLC --
                      JOSEPHINE JIMENEZ AND BRYAN SUDWEEKS
--------------------------------------------------------------------------------

During the period that ended June 30, 1998, we used a long-term value strategy in managing the segment, which emphasizes emerging market investments. We sought internationally competitive companies with attractive valuations, excellent managements, strong balance sheets and little or no debt.

In Latin America, Brazil accounted for the segment's largest country weighting. Brazil was attractive because the country continued to benefit from widespread privatization efforts and government economic reforms. During the period, the Brazilian stock market was inexpensive, and there were many attractively priced companies with solid fundamentals and strong potential earnings growth. Like other emerging markets, Brazil was affected by the negative market sentiment that resulted from the economic problems in Japan and in the emerging markets of Asia. We believe this is a short-term situation and the fundamental picture and long-term prospects for Brazil are positive.

Although we continued to find great Russian companies at attractive prices, we reduced the allocation in this area. With so many of Russia's publicly traded companies in oil-related industries, the falling price of oil significantly affected our holdings. Rising political and financial risk have also put significant pressure on Russia's ability to gain short-term financing.

The segment's significant underweighting in Asia held back performance in January and February when Asian markets rallied, but later worked to the segment's advantage when those markets again faltered. Our assessment continues to be that the fundamental case for Asia is weak, with the exception of China and India, and that Asian economies will shrink in the near term.

           LARGEST HOLDINGS IN MONTGOMERY SEGMENT
           -------------------------------------------------------
                                         % OF              % OF
                                    SEGMENT ASSETS     FUND ASSETS
           -------------------------------------------------------
           Telebras                       4.22            0.49
           -------------------------------------------------------
           De Beers Consolidated
            Mines, Ltd.                   3.03            0.35
           -------------------------------------------------------
           Liberty Life Association of
            Africa, Ltd.                  2.11            0.24
           -------------------------------------------------------
           Barlow, Ltd.                   2.01            0.23
           -------------------------------------------------------
           Sasol, Ltd.                    1.97            0.23
           -------------------------------------------------------

Because of continued infrastructure spending and significant government efforts to spur the domestic economy, we are positive on prospects for China, thereby overweighting positions in the area.

At the beginning of the period, we added to our investments in South Africa. South African companies were attractively priced and many are benefiting from corporate restructuring and expectations of a consumer spending boom in late 1998 and into 1999. With the exception of the commodities sector, the South African economy is largely insulated from problems in Asia. Nevertheless, a scheduled $3 billion in debt repayment and Asia's woes did put downward pressure on the rand, the South African currency. In response, South Africa's central bank raised interest rates, but we believe high rates are a relatively short-term concern. Our outlook for South African companies remains strong.

Going forward, we will continue to employ a long-term value approach with the recognition that short-term volatility may hold back performance and seek opportunities outside of Asia. Just as the U.S. market crash of 1987 now looks like a blip on a long-term price chart, we believe the emerging markets will recover from this calamity and share in the powerful trends toward long-term global prosperity. Attractive valuations, structural changes designed to improve long-term economic growth and overvalued developed markets are helping investors keep faith in the emerging markets asset class.

An Important Notice to Shareholders

On July 31, 1998, your Fund's Trustees approved an important change to the Fund. The Montgomery portion has broadened its investment policy, shifting from an emerging market focus to a global approach. As a result, Oscar Castro and John Boich have replaced Josephine Jimenez and Bryan Sudweeks as Fund co-managers. Both changes became effective August 3, 1998.

The Montgomery segment of the Fund now has greater flexibility to pursue the most attractive investment opportunities worldwide. We believe these changes will result in greater performance potential and improved risk management. The supplement to the Fund's prospectus detailing these changes is included in the back of this report.

        JANUS CAPITAL CORPORATION -- HELEN YOUNG HAYES AND LAURENCE CHANG
--------------------------------------------------------------------------------

During the period, the segment outperformed its benchmark, the MSCI World Index. We remained overweighted in European markets, where consolidation and restructuring continued to be the dominant themes behind many of our investments. As regulation and monetary unification intensify competition, firms have been taking steps to shed unproductive businesses and enhance shareholder value. Our longtime position in Philips Electronics demonstrates this evolution. Philips continues to restructure its business portfolio, spinning off underperforming units and concentrating on higher margin businesses that produce a better return on corporate assets. Recently, the company accelerated its transformation with the announced sale of its entertainment wing, Polygram. The company also announced a share repurchase program, further demonstrating its commitment on shareholder value.

Consolidation and restructuring also affected the financial services industry. European banks and financial companies have been capitalizing on the "equitization" of Europe, where stock ownership is on the rise. UBS (United Bank of Switzerland) and Zurich Versicherun (Zurich Insurance) both made inroads into the asset management business and are well positioned to dominate these markets throughout Europe. Additionally, the prospect of lower interest rates created a favorable climate for Italian bank stocks, including BCO di Roma and Banca Commerciale Italiana.

Our focus on market leaders with visible earnings helped us navigate the rough waters that capsized many technology stocks during the second quarter. European holdings, such as Cap Gemini, have taken advantage of the robust investment climate and preparation for the Year 2000. Among the U.S. positions, dominant firms like Microsoft and Cisco Systems shook off the Asian chill to post strong gains. Cisco Systems, in particular, is exploiting the growing trends of telecom-munications deregulation and the emerging voice-over-Internet market.

Telecommunications deregulation also opened opportunities in many European markets. Cellular service providers are expanding across national borders, and challenging traditional wire networks for business. German conglomerate Mannesman is a newer position that is taking advantage of these growing trends. Mannesman's established cellular network has given it a head start in expanding beyond the German borders into other European telecommunications markets. Cellular equipment makers such as Nokia and Ericsson have also benefited from the expansion of cellular service.

Despite strong portfolio gains, we had a few disappointments. The strength of the European economies led investors to favor cyclical stocks, which left many pharmaceutical stocks treading water. Nonetheless, our outlook for European drug stocks remains positive. Many drug companies are set for phenomenal growth supported by favorable demographics and rising global use of existing drugs. Moreover, technological innovation is broadening and accelerating the product pipeline, setting the stage for many exciting drug launches over the next few years. Among our other holdings, Sony and Nippon Telegraph and Telephone lost ground because of weakness in the Japanese market.

           LARGEST HOLDINGS IN JANUS SEGMENT
           -------------------------------------------------------
                                         % OF              % OF
                                    SEGMENT ASSETS     FUND ASSETS
           -------------------------------------------------------

           Microsoft Corp.                2.98            0.80
           -------------------------------------------------------
           Cisco Systems                  2.78            0.74
           -------------------------------------------------------
           Rentokil Initial PLC           2.28            0.61
           -------------------------------------------------------
           Tele-Communications, Inc.      2.23            0.60
           -------------------------------------------------------
           TYCO International, Ltd.       2.08            0.56
           -------------------------------------------------------

Looking ahead, lower interest rates and modest inflation have created a favorable climate for stocks. The risk that the Asian weakness could derail economic growth elsewhere seems slim, given the benefits of restructuring and monetary convergence in Europe and the resilience of consumer spending in the United States. We see little hope for near-term improvement in Asia. Unless the Japanese government takes steps to prop up the failing economy, a Chinese currency devaluation remains a significant risk for global markets. Even if the Japanese do act, there are minimal signs of improvement in Asia, and the road to recovery is sure to be long and difficult. Additionally, the shadow from the Far East has also extended across Latin America; however, longer-term prospects there are better as long as market reforms continue.

Portfolio commentaries reflect the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of June 30, 1998
(unaudited)

COMMON STOCK--92.8% OF TOTAL NET ASSETS

 SHARES(A)  DESCRIPTION                                             VALUE(B)
--------------------------------------------------------------------------------

            ARGENTINA--2.2%
    10,500  Banco de Galicia y Buenos Aires S.A. de C.V. (ADR) .  $     191,625
    61,500  Cresud (c) .........................................         98,414
    50,300  Irsa ...............................................        147,904
     1,832  Irsa (GDR) .........................................         53,357
    17,725  Nortel Inversora S.A. (ADR) (c) ....................        440,909
   220,000  Quilmes Industrial S.A. (ADR) ......................      2,145,000
    54,900  Siderar S.A. (c) ...................................        208,650
    17,100  Supermercados Unimarc S.A. (ADR) (c) ...............        132,525
     4,450  Telecom de Argentina (ADR) .........................        132,666
    32,875  Telefonica de Argentina (ADR) ......................      1,066,383
    47,175  YPF Sociedad Anonima (ADR) .........................      1,418,198
                                                                  -------------
                                                                      6,035,631
                                                                  -------------
            AUSTRALIA--0.2%
   440,000  Qantas Airways .....................................        663,706
                                                                  -------------
            AUSTRIA--0.3%
     6,453  Bank Austria AG (d) ................................        525,344
     2,276  Erste Bank Der Osterreichischen Sparkassen AG (c) ..        138,130
     1,700  VA Technologie AG ..................................        211,704
                                                                  -------------
                                                                        875,178
                                                                  -------------
            BELGIUM--0.0%
       125  Credit Communal Holdings/Dexia, 144A (c) ...........         18,822
                                                                  -------------
            BRAZIL--4.2%
 8,700,000  BCO Est Sao Paulo ..................................        402,522
     2,850  Celesc (GDR) 144A ..................................        234,090
 9,994,905  Cemig PN ...........................................        311,112
     9,913  Cemig S.A. (ADR) ...................................        306,818
       400  Centrais Electricas de Santa Catarina (GDR) ........         32,855
14,800,000  Centrais Eletricas Brasileira S.A.-Electrobras .....        435,087
14,800,000  Centrais Geradoras do Sul do Brasil S.A. (c) .......         20,219
    13,115  Companhia Cerveja Ria Brahma (ADR) .................        163,937
   473,000  Companhia de Saneamento Basico do Estado de Sao Paulo        56,847
   235,000  Companhia Riograndense do Telecominicacoes- CRT (c)         256,223
   305,000  Itausa Investimentos Itau S.A ......................        192,512
12,026,000  Odebrecht S.A ......................................         38,473
20,783,000  Paranaense de Energia-Copel, Preferred B ...........        194,074
 2,920,400  Petroleo Brasileiro, 144A ..........................        542,896
31,563,000  Telebras ...........................................      2,510,740
     9,625  Telebras (ADR) .....................................      1,050,930
 3,474,607  Telecom do Rio Janeiro S.A., Preferred .............        261,373
     3,262  Telecomunicacoes de Minas Gerais-Telemig (Rights) ..             10
 5,305,000  Telecomunicacoes de Minas Gerais-
              Telemig, Preferred B .............................        369,247
    33,685  Telecomunicacoes do Sao Paulo S.A.-TELESP (Rights) .            280
   716,747  Telecomunicacoes do Sao Paulo S.A.-TELESP, Preferred        168,566
 1,800,000  Telecomunicaoes do Rio de Janeiro S.A.-Telerj ......         73,927
 5,305,000  Telemig Celular S.A. (c) ...........................        160,542
 3,474,607  Telerj Celular S.A. (c) ............................        206,665
 1,800,000  Telerj Celular S.A. (c) ............................         54,472
 2,016,747  Telesp Celular S.A. (c) ............................        167,401
    46,475  Uniao de Bancos Brasileiros S.A. (GDR) (c) .........      1,371,012
12,400,000  Uniao de Bancos Brasileiros S.A. Units (c) .........        733,353
   294,800  USIMINAS ...........................................      1,503,887
                                                                  -------------
                                                                     11,820,070
                                                                  -------------
            CANADA--0.4%
    73,000  Gulf Canada Resources, Ltd. ........................        360,437
    15,215  Newcourt Credit Group, Inc. ........................        748,388
     1,763  Royal Bank of Canada ...............................        106,441
                                                                  -------------
                                                                      1,215,266
                                                                  -------------
            CHILE--0.1%
    10,030  Compania de Telecom de Chile S.A. (ADR) ............        203,734
     8,600  Linea Aerea Nacional Chile S.A. (ADR) (c) ..........         69,875
     3,200  Sociedad Quimica Minera de Chile (ADR) .............        107,200
                                                                  -------------
                                                                        380,809
                                                                  -------------
            CHINA--0.1%
   105,000  Shanghai Industrial Holdings, Ltd. .................        247,322
     8,000  Yanzhou Coal Mining Company, Ltd. (ADR) ............         78,000
                                                                  -------------
                                                                        325,322
                                                                  -------------
            CZECH REPUBLIC--0.2%
     7,695  Ceske Radiokomunikace (GDR) 144A (c) ...............        164,865
    20,000  Czech Value Fund ...................................        135,050
    17,000  Vynosovy I.F .......................................        118,782
                                                                  -------------
                                                                        418,697
                                                                  -------------
            DENMARK--0.3%
     2,192  BG Bank ............................................        135,911
       843  Novo Nordisk AS ....................................        116,335
    21,946  SAS Danmark AS .....................................        440,869
                                                                  -------------
                                                                        693,115
                                                                  -------------
            EGYPT--0.4%
     6,700  Al-Ahram Beverage Co. S.A.E. (c) ...................        213,060
    10,700  Al-Ahram Beverage Co. S.A.E. (GDR) (c) .............        340,260
    18,800  Misr International Bank S.A.E. (GDR) ...............        219,960
    19,000  Paints & Chemicals Industries Co. S.A.E.
              (GDR) 144A (c) ...................................        177,650
    12,700  Suez Cement Co. S.A.E. (GDR) 144A ..................        230,505
                                                                  -------------
                                                                      1,181,435
                                                                  -------------
            FINLAND--2.7%
   245,052  Merita, Ltd. .......................................      1,618,464
    46,275  Metsa-Serla OY .....................................        447,464
    17,568  Nokia AB OY ........................................      1,293,308
     8,705  Nokia Corp. (ADR) ..................................        631,657
    18,000  Outokumpu Oyj ......................................        229,883
     9,137  Pohjola Insurance Co., Series B ....................        455,096
    27,970  Raison Tehtaat .....................................        505,201
    18,000  Rauma Group OY .....................................        369,455
     9,325  Sampo Insurance Company, Ltd. ......................        442,342
    75,400  Sponda Oyj (c) .....................................        529,625
    11,772  Tietotehdas OY, B Shares ...........................        895,617
    10,025  Valmet OY ..........................................        173,026
                                                                  -------------
                                                                      7,591,138
                                                                  -------------
            FRANCE--5.7%
     2,759  Alcatel Alsthom ....................................        561,776
       945  Alcatel Alsthom (ADR) ..............................         38,450
    24,171  Alstom (c) .........................................        795,612
     3,038  Altos S.A ..........................................        728,633
     7,772  Capital Gemini S.A .................................      1,221,265
       386  Castorama Dubois ...................................         67,933
    25,019  Chargeurs S.A ......................................      2,067,087
       587  CLF Dexia France ...................................         79,034
     1,790  Compagnie Francaise d'Etudes et de Construction Techni      218,802
     1,875  Credit Commerical de France ........................        157,860
     8,567  Elf Aquitaine ......................................      1,204,484
     3,300  Europe 1 Communication .............................        753,263
     7,056  Groupe Danone ......................................      1,945,573
    10,250  Groupe Legris Industries S.A .......................        479,804
     3,700  ISIS ...............................................        452,884
     4,528  L'Air Liquide ......................................        748,962
         1  Lyonnaise des Eaux S.A .............................            165
    16,500  Pernod Ricard ......................................      1,143,540
    23,197  Renault S.A ........................................      1,319,524
     8,842  Rhone Poulenc ......................................        498,722
     2,643  Total S.A ..........................................        343,616
     9,150  Total S.A. (ADR) ...................................        598,181
     1,981  Valeo ..............................................        202,501
     1,770  Vivendi ............................................        377,966
                                                                  -------------
                                                                     16,005,637
                                                                  -------------
            GERMANY--4.8%
     5,000  Adidas AG ..........................................        871,940
       623  Allianz AG .........................................        207,787
        18  Allianz AG .........................................          5,954
       218  Bayer Motoren Werk .................................        220,605
        64  Bayer Motoren Werk .................................         63,168
    10,378  Depfa Bank .........................................        830,954
    10,528  Deutsche Bank AG ...................................        890,833
    35,625  Deutsche Lufthansa AG ..............................        897,810
    12,223  Dresdner Bank AG ...................................        660,813
     2,039  ERGO Versicherungs Gruppe AG .......................        366,318
     8,343  Hoechst AG .........................................        419,822
     4,600  Hornbach Holdings AG ...............................        420,860
    12,810  Mannesmann AG ......................................      1,317,616
     3,704  Marschollek Lauten, Preferred ......................      1,807,380
     6,101  Merck KGaA .........................................        273,681
       564  Muenchener Rueckver-sicherungs-Gesellschaft AG .....        280,210
        34  Preussag AG ........................................         12,179
    13,800  Prosieben Media AG, Preferred ......................        715,462
       800  SAP-Vorzug AG, Preferred ...........................        543,403
     2,449  Schering AG ........................................        288,565
    10,250  Schwarz Pharma AG ..................................        801,381
     4,379  Siemens AG .........................................        267,458
       190  Volkswagen AG ......................................        183,631
     1,350  Volkswagen, Preferred ..............................        931,215
                                                                  -------------
                                                                     13,279,045
                                                                  -------------
            GREECE--0.6%
     3,600  Alpha Credit Bank ..................................        292,162
     6,000  Delta Dairy S.A ....................................         69,295
    30,934  Hellenic Telecommunication Organization
              S.A.- OTE (GDR) 144A .............................        793,910
     6,900  Heracles General Cement S.A ........................        160,967
     2,160  National Bank of Greece ............................        277,107
     4,800  STET Hellas Telecommunications S.A. (ADR) (c) ......        199,200
                                                                  -------------
                                                                      1,792,641
                                                                  -------------
            HONG KONG--1.4%
    10,325  China Telecom Hong Kong, Ltd. (ADR) (c) ............        356,858
   184,000  China Telecom, Ltd. (c) ............................        319,411
    56,000  CLP Holdings .......................................        255,137
   386,360  First Pacific Company, Ltd. ........................        162,064
 4,184,000  Giordano International, Ltd. .......................        847,816
   365,300  Hong Kong Aircraft Engineering Co., Ltd. ...........        565,772
 1,330,000  Hongkong Shanghai Hotels, Ltd. .....................        665,172
     8,188  HSBC Holdings, Ltd. ................................        200,261
   225,000  Tan Chong International, Ltd. (c) ..................         31,444
   140,000  Varitronix International, Ltd. .....................        280,072
   138,000  Yue Yuen Industrial Holdings .......................        246,683
                                                                  -------------
                                                                      3,930,690
                                                                  -------------
            HUNGARY--0.2%
    10,400  BorsodChem RT (c) ..................................        304,176
     2,500  EGIS Rt. (c) .......................................         88,040
     4,000  Magyar Olaj es Gazipari Kt. (c) ....................        107,935
     9,400  Zalakeramia Reszvenytarsasag (GDR) (c) .............         73,038
                                                                  -------------
                                                                        573,189
                                                                  -------------
            INDIA--0.6%
    13,700  Bajaj Auto (GDR) ...................................        185,635
    12,750  Bajaj Auto (GDR) 144A ..............................        172,762
     8,000  BSES, Ltd. (c) .....................................         82,560
     9,000  BSES, Ltd. (GDR) ...................................         99,398
    14,000  Hindalco Industries, Ltd. (GDR) ....................        196,000
    35,000  Indian Hotels Company, Ltd. (GDR) ..................        275,625
    30,000  State Bank of India (GDR) ..........................        355,500
    35,000  Videsh Sanchar Nigam, Ltd. (GDR) (c) ...............        374,500
                                                                  -------------
                                                                      1,741,980
                                                                  -------------
            IRELAND--0.4%
    11,400  CBT Group Public, Ltd. (ADR) (c) ...................        609,900
     4,960  Elan PLC (ADR) (c) .................................        318,990
     3,200  Saville Systems PLC (c) ............................        160,400
                                                                  -------------
                                                                      1,089,290
                                                                  -------------
            ISRAEL--0.4%
   120,000  Bank Leumi Le-Israel ...............................        239,248
    20,000  DOR Energy (1988), Ltd. (ADR) (c) ..................        144,000
     8,400  ECI Telecom, Ltd. ..................................        318,150
     3,000  Formula Systems (1985), Ltd. (ADR) (c) .............        104,625
    41,222  Makhteshim-Agam Industries, Ltd. (c) ...............        131,137
    88,000  Super-Sol, Ltd. (c) ................................        289,778
                                                                  -------------
                                                                      1,226,938
                                                                  -------------
            ITALY--2.5%
    13,755  Assicurazioni Generali .............................        447,468
   132,846  Banca Commerciale Italiana .........................        794,796
   697,871  BCO di Roma ........................................      1,453,284
   119,582  Credito Italiano ...................................        626,262
     8,250  ENI S.p.A. WI (ADR) ................................        536,250
   101,400  Fila Holdings S.p.A. (ADR) .........................      1,521,000
     8,900  Industrie Natuzzi S.p.A. (ADR) .....................        231,400
    57,000  Telecom Italia .....................................        276,057
    32,630  Telecom Italia Mobil ...............................        199,627
   128,238  Telecom Italia S.p.A ...............................        944,418
                                                                  -------------
                                                                      7,030,562
                                                                  -------------
            JAPAN--4.7%
    95,200  Amway Japan, Ltd. ..................................      1,012,107
    44,000  Canon, Inc. ........................................      1,002,387
   110,000  Citizen Watch Co. ..................................        910,899
     3,000  Doutor Coffee ......................................         76,806
    76,900  Enix Corp. .........................................      1,501,627
    11,000  Honda Motor Co. ....................................        392,999
     4,000  Ito-Yokado Co., Ltd. ...............................        188,906
    53,000  Kao Corp. ..........................................        820,279
    43,000  Kirin Brewery Co. ..................................        407,391
    27,500  Konami Co., Ltd. ...................................        593,675
    11,100  Meitec Corp. .......................................        385,333
       160  Nippon Telegraph & Telephone .......................      1,330,730
    17,000  Nomura Securities ..................................        198,561
        13  NTT Data Communications Systems Corp. ..............        471,035
     2,000  Rohm ...............................................        206,119
    56,200  Sankyo Co., Ltd. ...................................        914,515
    14,900  Sony Corp. .........................................      1,287,734
     6,000  Square Co., Ltd. ...................................        160,555
    23,000  Takeda Chemical ....................................        613,799
    12,200  Takefuji Corp. .....................................        564,692
                                                                  -------------
                                                                     13,040,149
                                                                  -------------
            JORDAN--0.1%
       600  Arab Banking Corp. (c) .............................        164,557
                                                                  -------------
            KAZAKHSTAN--0.0%
     1,800  Kazkommerts Bank (ADR) 144A (c) ....................         38,700
                                                                  -------------
            KOREA--0.6%
     6,000  Dongah Tire Industry Co. ...........................        161,690
    28,040  Keumkang, Ltd. .....................................        240,985
    25,000  L.G. Chemicals .....................................        138,929
    16,000  LG Semiconductor Co. (c) ...........................        125,856
     5,000  Lotte Chilsung Beverage Co. ........................        149,308
     6,000  Pusan City Gas Co., Ltd. ...........................         74,727
     3,300  Seoul City Gas Co., Ltd ............................         49,271
    35,000  Shinhan Bank (c) ...................................        116,242
     5,950  Sindo Ricoh ........................................        162,076
       669  SK Telecom Co., Ltd. ...............................        208,545
    26,610  Tae Young Corp. ....................................        224,818
     6,000  Youngone Corp. .....................................        117,553
                                                                  -------------
                                                                      1,770,000
                                                                  -------------
            LUXEMBOURG--0.0%
        15  Millicom International Cellular ....................            656
                                                                  -------------
            MALAYSIA--0.3%
    74,500  Berjaya Sports .....................................        110,397
    85,000  Powertek BHD .......................................         90,115
    75,000  Tan Chong Motor Holdings BHD .......................         13,644
   891,000  Technology Resources Industries BHD ................        611,855
   135,000  YTL Power International BHD (c) ....................         73,513
                                                                  -------------
                                                                        899,524
                                                                  -------------
            MEXICO--0.7%
   320,000  Accel S.A. Series B (c) ............................         40,599
    50,000  Acer Computer Latino America S.A. (c) ..............         29,492
    90,433  Cifra S.A. (ADR) ...................................        126,605
    10,300  Cifra S.A., Series C ...............................         14,306
     4,274  Cifra S.A., Series V ...............................          6,421
     4,300  Coca Cola Femsa S.A. (ADR) .........................         74,713
     8,000  Corporacion GEO, S.A. de C.V. (c) ..................         44,694
    67,716  Corporacion Interamericana de Entretenimiento S.A. (c)      188,404
     6,388  Corporacion Interamericana de Entretenimiento S.A. (c)       14,929
     4,580  Fomento Economico Mexicano, S.A. de C.V. (c) .......        144,758
     3,714  Grupo Casa Autrey S.A. (ADR) .......................         24,141
   260,000  Grupo Financiero Banorte S.A., Series B (c) ........        289,355
    11,600  Grupo Radio Centro S.A .............................        129,050
    10,060  Grupo Televisa S.A. (ADR) ..........................        378,507
     1,800  Kimberly Clark de Mexico, S.A ......................          6,360
    11,300  Moderna ............................................         65,646
    16,000  Sanluis Corp. de S.A ...............................         62,323
     6,870  Telefonos de Mexico S.A. de C.V. (ADR) 144A ........        330,189
                                                                  -------------
                                                                      1,970,492
                                                                  -------------
            NETHERLANDS--5.0%
     6,069  Akzo Nobel, 144A ...................................      1,350,093
     1,955  ASM Lithography Holding (ADR) (c) ..................         56,817
    16,925  Benckiser NV (c) ...................................      1,041,603
    70,150  European Vinyls Corp. International NV .............      1,225,101
     9,448  Getronics NV .......................................        490,353
    13,100  Gucci Group NV (ADR) ...............................        694,300
     5,405  Hagemeyer NV .......................................        233,988
    20,483  ING Groep NV .......................................      1,342,189
     9,360  Koninkijke Numico NV ...............................        293,313
    30,400  Oce NV .............................................      1,295,113
    12,085  Philips Electronics NV .............................      1,016,620
    24,241  Philips Electronics NV (ADR) .......................      2,060,485
     1,230  PolyGram NV ........................................         62,809
     2,022  Simac Techniek NV ..................................        424,742
    32,875  VNU ................................................      1,195,161
     8,040  Wolters Kluwer .....................................      1,104,301
                                                                  -------------
                                                                     13,886,988
                                                                  -------------
            NEW ZEALAND--1.1%
   630,000  Fernz Corp., Ltd. ..................................      1,409,628
 1,022,950  Sanford, Ltd. ......................................      1,559,616
                                                                  -------------
                                                                      2,969,244
                                                                  -------------
            NORWAY--0.4%
    13,850  Aker Maritime ASA ..................................        243,949
    13,857  Den Norske Bank ....................................         72,680
    11,965  Merkantildata ASA ..................................        151,426
    16,300  Petroleum Geo Services (ADR) (c) ...................        497,150
     8,367  Storebrand ASA (c) .................................         74,233
                                                                  -------------
                                                                      1,039,438
                                                                  -------------
            PAKISTAN--0.0%
    65,000  Fauji Fertilizer Company, Ltd. (c) .................         70,491
    22,800  Pakistan State Oil Company, Ltd. (c) ...............         36,570
                                                                  -------------
                                                                        107,061
                                                                  -------------
            PANAMA--1.0%
    57,700  Banco Latinoamericano de Exportacion S.A.,
              Class E (GDR) ....................................      1,774,275
    27,525  Panamerican Beverages, Inc. ........................        865,317
                                                                  -------------
                                                                      2,639,592
                                                                  -------------
            PERU--0.0%
     3,428  Ferryros S.A. (ADR) 144A (c) .......................         92,556
                                                                  -------------
            PHILIPPINES--0.2%
    18,000  Benpres Holdings Corp ..............................         49,500
   200,000  Jollibee Food (Warrants) ...........................         61,151
    39,500  Manila Electric Co., Class B .......................        104,197
     6,700  Philippine Long Distance Telephone (ADR) ...........        151,588
 1,100,000  Pilipino Telephone Corp. (c) .......................         87,050
                                                                  -------------
                                                                        453,486
                                                                  -------------
            POLAND--0.1%
     5,500  Bank Handlowy W Warszawie (GDR) ....................        105,050
    10,000  Prokom Software (GDR) 144A (c) .....................        172,500
                                                                  -------------
                                                                        277,550
                                                                  -------------
            PORTUGAL--0.9%
    23,400  Brisa-Auto Estradas de Portugal, S.A ...............      1,001,408
    14,885  Cimpor Cimentos de Portugal ........................        523,313
     8,500  Companhia de Seguros Tranquilidade .................        230,228
    15,000  Filmes Lusomundo ...................................        197,942
     3,800  Portugal Telecom ...................................        201,528
     8,800  Sonae Investimentos-Sociedade Gestora de Participacoes
            Sociais S.A ........................................        480,949
                                                                  -------------
                                                                      2,635,368
                                                                  -------------
            RUSSIA--0.3%
    34,800  AO Tatneft (ADR) ...................................        269,700
    52,100  Irkutskenergo (ADR) ................................        234,450
       630  LukOil Holdings (ADR) ..............................         20,800
    28,100  LukOil Holdings, Preferred (ADR) ...................        224,800
     1,415  Mosenergo (ADR) 144A ...............................          6,721
                                                                  -------------
                                                                        756,471
                                                                  -------------
            SINGAPORE--0.6%
 1,350,000  Mandarin Oriental International, Ltd. ..............        769,500
    70,000  Singapore Press Holdings ...........................        469,436
   100,000  United Overseas Bank ...............................        311,573
                                                                  -------------
                                                                      1,550,509
                                                                  -------------
            SOUTH AFRICA--2.4%
   122,563  Barlow, Ltd. .......................................        645,884
    92,000  C.G. Smith .........................................        252,884
   810,000  Consolidated African Mines, Ltd. ...................        176,206
   120,000  De Beers Centenary AG (ADR) ........................      2,100,000
    55,500  De Beers Consolidated Mines, Ltd. ..................        975,228
    43,000  Engen, Ltd. ........................................        118,921
    53,326  JCI, Ltd. ..........................................        277,421
     1,000  Liberty Holdings, Ltd. .............................         52,445
    34,846  Liberty Life Association of Africa, Ltd. ...........        679,291
   120,000  Molope Foods, Ltd. (c) .............................        143,676
    25,000  Nasionale Pers Beperk ..............................        164,418
   179,000  NBS Boland Group, Ltd. .............................        232,428
   118,000  Orion Selections ...................................        146,256
   109,423  Sasol, Ltd. ........................................        633,842
    50,000  Wooltru, Ltd. ......................................         64,924
    30,000  Wooltru, Ltd., Class N .............................         38,449
                                                                  -------------
                                                                      6,702,273
                                                                  -------------
            SPAIN--0.6%
       742  Banco Bilbao Vizcaya, S.A ..........................         38,080
     6,899  Banco Central Hispanoamericano S.A .................        216,845
    10,700  Corporacion Bancaria de Espana S.A .................        240,026
     6,832  Endesa S.A .........................................        149,471
     2,547  Tabacalera S.A .....................................         52,152
     5,410  Telefonica .........................................        250,127
    75,439  Telepizza ..........................................        799,402
                                                                  -------------
                                                                      1,746,103
                                                                  -------------
            SWEDEN--2.3%
    25,494  Assa-Abloy AB, Series B ............................      1,002,052
    27,745  Astra AB ...........................................        567,005
    62,095  Electrolux AB, Series B ............................      1,066,577
    16,850  Ericsson LM Telephone AB, Series B .................        492,233
    12,986  Ericsson LM Telephone Co. (ADR) (c) ................        371,724
    14,820  Orvitus ............................................        232,259
    15,474  Securitas AB, Series B .............................        757,597
    23,388  Skandinaviska Enskilda Bank ........................        400,259
    46,100  Volvo AB, Series B .................................      1,372,712
     3,310  WM Data AB, Series B ...............................        114,954
                                                                  -------------
                                                                      6,377,372
                                                                  -------------
            SWITZERLAND--1.9%
        73  Aero Serono Group ..................................        101,717
       186  Baloise Holding, Ltd. (c) ..........................        152,554
       372  Baloise Holding, Ltd. (Rights) .....................        304,862
     1,995  Credit Suisse ......................................        444,636
        64  Kuoni Reisen Holdings, Series B ....................        318,246
       749  Novartis AG ........................................      1,248,416
         8  Roche Holdings AG (c) ..............................         78,690
       855  Schweizerische Lebensver-sicherungs-Swiss Life .....        724,968
        21  Sulzer AG, 144A ....................................         16,600
     3,735  UBS AG .............................................      1,391,098
       999  Zurich Versicherun .................................        638,600
                                                                  -------------
                                                                      5,420,387
                                                                  -------------
            TAIWAN--0.5%
    12,817  Advanced Semiconductor Engineering (GDR) ...........        113,751
    80,000  China Development ..................................        185,096
    84,000  Compal Electronics, Inc. (c) .......................        226,132
    38,000  Hon Hai Precision Industry (c) .....................        192,430
   150,000  Kindom Construction Co., Ltd. (c) ..................        229,188
    16,000  Synnex Technology (GDR) ............................        276,595
   101,500  Taiwan Semiconductor Manufacturing Co. (c) .........        209,732
                                                                  -------------
                                                                      1,432,924
                                                                  -------------
            THAILAND--0.2%
    91,700  BEC World Public Co., Ltd. .........................        354,197
   202,000  Industrial Finance Corp. of Thailand (c) ...........         41,644
    20,400  PTT Exploration & Production .......................        154,692
   155,000  The Cogeneration Public Company, Ltd. ..............         62,441
                                                                  -------------
                                                                        612,974
                                                                  -------------
            TURKEY--0.9%
 5,100,000  Dogan Sirketler Grubu Holding A.S. (c) .............        311,209
 1,100,000  Eregli Demir Ve Celik Fabrikalari T.A.S. (c) .......        171,423
 9,020,000  Haci Omer Sabanci Holdings AS ......................        558,881
 7,000,000  T Is Bankasi .......................................        282,576
15,806,762  Turk Sise Ve Cam Fabrikalani (c) ...................        522,342
24,731,398  Yapi Ve Kredi Bankasi ..............................        631,519
                                                                  -------------
                                                                      2,477,950
                                                                  -------------
            UNITED KINGDOM--11.3%
    22,881  Amvescap PLC .......................................        225,788
   109,146  Capita Group PLC ...................................        939,453
    46,000  Charter PLC ........................................        481,959
   158,435  Compass Group ......................................      1,826,641
    48,275  Computacenter PLC (c) ..............................        603,730
 1,048,000  Cordiant Communications Group PLC ..................      2,318,545
    13,630  Diageo PLC .........................................        161,582
    43,275  Dixons Group .......................................        347,191
     9,000  Dr. Solomon's Group PLC (ADR) (c) ..................        313,875
    43,883  Electrocomponents ..................................        353,535
    45,888  Energis PLC (c) ....................................        699,150
    30,200  Gallaher Group PLC (ADR) ...........................        660,625
    46,284  General Electric ...................................        399,926
    54,516  Hays PLC ...........................................        914,805
     3,190  ICON PLC (ADR) (c) .................................         80,548
    10,550  Imperial Chemical Industies PLC (ADR) ..............        680,475
    22,181  Imperial Chemical Industries PLC (c) ...............        357,764
    46,265  J.D. Wetherspoon PLC ...............................        225,952
     6,273  JBA Holdings PLC ...................................         63,892
   229,275  Ladbroke Group PLC .................................      1,269,050
    81,406  Lloyds TSB Group PLC ...............................      1,140,399
    28,530  Logica PLC .........................................        922,958
     6,702  National Westminster ...............................        120,184
    53,500  Pearson ............................................        982,618
   237,306  Rentokil Initial PLC ...............................      1,712,703
   365,000  Rolls-Royce PLC ....................................      1,512,936
    80,359  Royal & Sun Alliance Insurance Group PLC ...........        831,888
   798,000  Saatchi & Saatchi PLC (c) ..........................      2,211,818
     2,199  Schroders PLC ......................................         57,021
   759,000  Sedgwick Group PLC .................................      1,622,147
    10,348  Sema Group PLC .....................................        122,501
    53,159  Siebe ..............................................      1,064,227
     6,150  SmithKline Beecham PLC (ADR) .......................        372,075
   188,000  Tate & Lyle PLC ....................................      1,494,181
   191,125  Thomson Travel Group ...............................        590,375
   463,220  Tomkins PLC ........................................      2,519,476
     2,377  Williams Holdings ..................................         15,350
   180,000  WPP Group PLC ......................................      1,184,151
     3,784  Zeneca Group .......................................        162,755
                                                                  -------------
                                                                     31,564,249
                                                                  -------------
            UNITED STATES--28.9%
   100,366  ACNielson Corp. ....................................      2,534,242
     3,070  American Management Systems ........................         91,908
    55,400  Anheuser-Busch Cos .................................      2,614,187
    22,850  Apache Corp. .......................................        719,775
    69,052  Banc One Corp. .....................................      3,853,965
     3,260  BankAmerica Corp. ..................................        281,786
    66,300  Black & Decker Corp. ...............................      4,044,300
    72,000  Boeing Co. .........................................      3,208,500
    62,000  Brunswick Corp. ....................................      1,534,500
    17,945  CBS Corp. ..........................................        569,754
    22,637  Cisco Systems (c) ..................................      2,084,019
    65,000  Columbia/HCA Healthcare ............................      1,893,125
    20,490  Comcast ............................................        831,766
     2,770  Costco Companies (c) ...............................        174,683
    30,825  Digital Microwave (c) ..............................        223,481
     6,450  Dresser Industries, Inc. ...........................        284,203
    59,100  Dun & Bradstreet ...................................      2,134,987
     6,765  El duPont deNemours ................................        504,838
     4,860  Eli Lilly ..........................................        321,064
    13,200  Emerson Electric Co. ...............................        796,950
     3,270  Estee Lauder Companies, Inc. .......................        227,878
    50,000  Federal National Mortgage Association ..............      3,037,500
    60,200  Fortune Brands, Inc. ...............................      2,313,937
    25,825  Green Tree Financial ...............................      1,105,633
    29,575  Guitar Center, Inc. (c) ............................        890,947
     8,000  H & R Block, Inc. ..................................        337,000
    27,300  H.J. Heinz Co. .....................................      1,532,213
     4,055  Household International ............................        201,736
     5,700  Intuit, Inc. (c) ...................................        349,125
    17,500  Jacor Communications (c) ...........................      1,032,500
    50,400  Knight-Ridder, Inc. ................................      2,775,150
    25,000  Lockheed Martin ....................................      2,646,875
    27,975  Manpower, Inc. .....................................        802,533
    72,070  Mattel, Inc. .......................................      3,049,462
     3,090  MediaOne Group, Inc. (c) ...........................        135,767
     2,560  Medimmune, Inc. (c) ................................        159,680
    18,000  Mellon Bank Corp. ..................................      1,253,250
    20,600  Microsoft Corp. (c) ................................      2,232,525
    23,030  Monsanto Co. .......................................      1,286,801
     1,295  Morgan Stanley Dean Witter .........................        118,331
    49,600  Nabisco Holdings ...................................      1,788,700
    75,000  NIKE, Inc., Class B ................................      3,651,562
   104,625  Old Republic International Co. .....................      3,066,820
    33,215  Parametric Technology Corp. (c) ....................        900,957
    10,385  PeopleSoft, Inc. (c) ...............................        488,095
    23,175  PepsiCo, Inc. ......................................        954,520
     2,725  Pfizer, Inc. .......................................        296,173
     4,940  Pharmacia & Upjohn, Inc. ...........................        227,858
    83,000  Philip Morris Cos ..................................      3,268,125
    44,000  Polaroid Corp. .....................................      1,564,750
    17,000  Quorum Health Group (c) ............................        450,500
    16,640  Solutia, Inc. (c) ..................................        477,360
     2,260  Starbucks Corp. (c) ................................        120,769
    43,450  Tele-Communications, Inc. (c) ......................      1,670,109
    14,055  Texas Instruments, Inc. ............................        819,582
    10,315  Time Warner, Inc. ..................................        881,288
    24,700  TYCO International, Ltd. ...........................      1,556,100
       800  United States Surgical Corp. .......................         36,500
    24,975  Warnaco Group ......................................      1,059,877
    11,715  Warner-Lambert Co. .................................        812,728
    33,943  Wolverine Worldwide ................................        736,139
    39,650  WorldCom, Inc. (c) .................................      1,920,547
                                                                  -------------
                                                                     80,939,935
                                                                  -------------

            VENEZUELA--0.1%
     5,700  CANTV (ADR) (c) ....................................        142,500
    50,873  Electricidad de Caracas ............................         22,991
                                                                  -------------
                                                                        165,491
                                                                  -------------
            Total Common Stock
              (Identified Cost $235,999,466) ...................    259,621,160
                                                                  -------------



BONDS AND NOTES -- 0.2%

   FACE
  AMOUNT
--------------------------------------------------------------------------------
            MEXICO--0.1%
$   200,000 Alfa S.A., Convertible Note, 144A, 8.000%, 9/15/00 .        216,000
                                                                  -------------
            UNITED STATES--0.1%
    400,000 United States Treasury Bills, 5.474%, 10/01/98 .....        394,884
                                                                  -------------
            Total Bonds And Notes
              (Identified Cost $610,324) .......................        610,884
                                                                  -------------
SHORT TERM INVESTMENTS -- 8.3%
--------------------------------------------------------------------------------
    200,000 Federal Home Loan Mortgage Discount Notes,
                             5.850%, 7/01/98 ...................  $     200,000
$10,208,000 Repurchase Agreement with State Street Corp. dated
              6/30/98 at 5.00% to be repurchased at, $10,209,418
              on 7/01/98 collateralized by $7,930,000 U.S.
              Treasury Note, 8.125% due 8/15/19 valued at
              $10,416,705 ......................................  $  10,208,000
 12,864,000 Repurchase Agreement with State Street Corp. dated
              6/30/98 at 5.650% to be repurchased at, $12,866,019
              on 7/01/98 collateralized by $9,873,000 U.S.
              Treasury Note, 8.750% due 5/15/17 valued at
              $10,075,663 and $2,991,000 U.S. Treasury Note,
              8.125% due 8/15/19 valued at $3,060,646 ..........     12,864,000
                                                                  -------------
            Total Short Term Investments (Identified Cost
              $23,272,000) .....................................     23,272,000
                                                                  -------------
            Total Investments--101.3% (Identified Cost
              $259,881,790) (e) ................................    283,504,044
            Other assets less liabilities ......................     (3,703,589)
                                                                  -------------
            Total Net Assets--100% .............................  $ 279,800,455
                                                                  =============

FORWARD CURRENCY CONTRACTS OUTSTANDING
at June 30, 1998

                                                      LOCAL       AGGREGATE                   UNREALIZED
                                   DELIVERY         CURRENCY         FACE          TOTAL     APPRECIATION/
                                     DATE            AMOUNT          VALUE         VALUE     DEPRECIATION)
                                  ---------        ---------      ---------      ---------   -------------
Deutsch Mark (sold) .........       7/10/98          325,000        155,946        180,319     $(24,373)
Dutch Guilder (sold) ........       7/17/98          900,000        439,007        443,213       (4,206)
Dutch Guilder (sold) ........       7/23/98          125,000         61,419         61,580         (161)
Dutch Guilder (sold) ........       7/31/98           25,000          1,178          9,858       (8,680)
Dutch Guilder (sold) ........       7/31/98          105,000         42,445         51,753       (9,308)
Dutch Guilder (sold) ........       7/31/98          300,000        142,184        147,865       (5,681)
Dutch Guilder (sold) ........       7/31/98          650,000        318,620        320,375       (1,755)
French Franc (sold) .........       7/23/98          400,000         58,213         66,256       (8,043)
French Franc (sold) .........       7/31/98          550,000         80,575         91,146      (10,571)
French Franc (sold) .........       7/31/98        1,355,000        223,185        224,552       (1,367)
French Franc (sold) .........       7/31/98        1,095,000        182,973        181,464        1,509
French Franc (sold) .........       7/31/98        1,300,000        214,186        215,437       (1,251)
French Franc (sold) .........      10/21/98          300,000         47,659         49,946       (2,287)
British Pounds (sold) .......       7/10/98          230,000        377,890        383,823       (5,933)
British Pounds (sold) .......        8/7/98        1,300,000      2,097,940      2,166,143      (68,203)
British Pounds (sold) .......        8/7/98          175,000        289,167        291,596       (2,429)
British Pounds (sold) .......        8/7/98          175,000        288,895        291,596       (2,701)
British Pounds (sold) .......        8/7/98          175,000        287,361        291,596       (4,235)
British Pounds (sold) .......       8/13/98          300,000        484,800        499,714      (14,914)
British Pounds (sold) .......       10/7/98          220,000        358,072        365,316       (7,244)
British Pounds (sold) .......       10/7/98          185,000        300,536        307,197       (6,661)
British Pounds (sold) .......       10/7/98          240,000        397,490        398,526       (1,036)
Japanese Yen (sold) .........       7/23/98       17,000,000        143,921        123,372       20,549
Japanese Yen (sold) .........        8/7/98       36,590,000        281,798        266,117       15,681
Japanese Yen (sold) .........       10/7/98       10,000,000        103,808         73,368       30,440
Japanese Yen (sold) .........      10/21/98       56,160,000        452,266        412,891       39,375
Japanese Yen (sold) .........      10/21/98       72,250,000        560,371        531,186       29,185
Japanese Yen (sold) .........       11/4/98       18,000,000        142,631        132,612       10,019
Japanese Yen (sold) .........       11/4/98       23,000,000        174,242        169,449        4,793
Japanese Yen (sold) .........       11/4/98       42,000,000        301,713        309,429       (7,716)
Swedish Krona  (sold) .......       8/14/98          750,000         88,004         94,201       (6,197)
Swedish Krona  (sold) .......       10/7/98        2,950,000        374,696        371,347        3,349
Swedish Krona  (sold) .......       11/4/98        2,300,000        301,442        289,875       11,567
Swiss Franc (sold) ..........       7/17/98          400,000        277,008        264,600       12,408
Swiss Franc (sold) ..........       7/23/98          140,000         98,550         92,666        5,884
Swiss Franc (sold) ..........       7/31/98          100,000         69,444         66,243        3,201
Swiss Franc (sold) ..........       10/7/98          350,000        236,167        233,391        2,776
Swiss Franc (sold) ..........       11/4/98          220,000        152,460        147,121        5,339
Swiss Franc (sold) ..........       12/2/98          690,000        467,163        462,742        4,421
South African Rand (bought) .       10/2/98          778,000        149,806        126,182      (23,624)
South African Rand (sold) ...       10/2/98          778,000        151,631        126,182       25,449
                                                                                                -------
                                                                                                $(2,631)
                                                                                                ========

TEN LARGEST INDUSTRY HOLDINGS AT JUNE 30, 1998 (UNAUDITED)

Banks                      9.7%     Apparel & Textiles               4.2%
Food & Beverage            6.7%     Drugs & Health Care              3.6%
Insurance                  4.9%     Business Services                3.6%
Conglomerates              4.6%     Chemicals                        3.0%
Telecommunications         4.3%     Aerospace                        2.8%

(a)Ordinary shares unless otherwise noted.
(b)See Note 1a of Notes to Financial Statements.
(c)Non-income producing security.
(d)Rights attached.
(e)Federal Tax Information:  At June 30, 1998 the net
   unrealized appreciation on investments based on cost
   of $259,881,790 for federal income tax purposes was
   as follows:
   Aggregate gross unrealized appreciation for all investments
   in which there is an excess of value over tax cost. .........   $48,846,061
   Aggregate gross unrealized depreciation for all investments
   in which there is an excess of tax cost over value. .........   (25,223,807)
                                                                    ----------
   Net unrealized appreciation .................................   $23,622,254
                                                                   ===========
ADR/GDR -- An American Depository Receipt (ADR) or Global Depository Receipt
           (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
   144A -- Securities exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $4,558,859 or 1.6% of net assets.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost
    $259,881,790) ...................................             $283,504,044
  Cash  .............................................                   73,713
  Foreign cash at value (Identified cost $828,951) ..                  803,188
  Receivable for:
    Fund shares sold ................................                  349,247
    Securities sold .................................                2,136,434
    Dividends and interest ..........................                  444,436
    Tax reclaims ....................................                  205,776
  Prepaid registration expense ......................                   12,500
  Unamortized organization expense ..................                   33,051
                                                                  ------------
                                                                   287,562,389
LIABILITIES
  Payable for:
    Securities purchased ............................   $6,641,033
    Open forward currency contracts - net ...........        2,631
    Fund shares redeemed ............................      591,905
    Foreign withholding taxes .......................       30,794
  Accrued expenses:
    Management fees .................................      242,238
    Deferred trustees' fees .........................        7,026
    Accounting and administrative ...................        5,296
    Other ...........................................      241,011
                                                        ----------
                                                                     7,761,934
                                                                  ------------
NET ASSETS ..........................................             $279,800,455
                                                                  ============
Net Assets consist of:
    Capital paid in .................................             $244,640,513
    Undistributed net investment income .............                   82,580
    Accumulated net realized gains ..................               11,477,300
    Unrealized appreciation on investments,
      forward currency contracts  and foreign
      currency transactions ......... ...............               23,600,062
                                                                  ------------
NET ASSETS ..........................................             $279,800,455
                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($121,571,414 divided by 7,356,515 shares of beneficial
    interest) .......................................                   $16.53
                                                                        ======
Offering price per share (100/94.25 of $16.53) ......                   $17.54*
                                                                        ======
Net asset value and offering price of Class B shares
  ($131,785,228 divided by 8,124,114 shares of beneficial
    interest) .......................................                   $16.22**
                                                                        ======
Net asset value and offering price of Class C shares
  ($26,443,813 divided by 1,629,076 shares of beneficial
    interest) .......................................                   $16.23**
                                                                        ======

 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
 Dividends ...................................                   $ 2,865,192(a)
  Interest ...................................                       536,282
                                                                 -----------
                                                                   3,401,474
  Expenses
    Management fees .......................... $ 1,469,441
    Service fees - Class A ...................     153,634
    Service and distribution fees - Class B ..     651,677
    Service and distribution fees - Class C ..     133,099
    Trustees' fees and expenses ..............       9,684
    Accounting and administrative ............      27,075
    Custodian ................................     360,388
    Transfer agent ...........................     423,313
    Audit and tax services ...................      23,045
    Legal ....................................       1,553
    Printing .................................      47,385
    Registration .............................      34,133
    Amortization of organization expenses ....       6,460
    Miscellaneous ............................       6,196
                                               -----------
  Total expenses .............................                     3,347,083
                                                                 -----------
  Net investment income  .....................                        54,391

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net ........................  12,098,828
    Futures contracts - net ..................     (44,444)
    Foreign currency transactions - net ......     (90,635)
                                               -----------

Net realized gain on investments, futures contracts and
foreign currency transactions ................  11,963,749
                                               -----------
  Unrealized appreciation on:
    Investments - net ........................   5,686,235
    Foreign currency transactions - net ......      94,097
                                               -----------

Net unrealized appreciation on investments,
 and foreign currency transactions ...........   5,780,332
                                               -----------
  Net gain on investment transactions ........                    17,744,081
                                                                  ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................      $17,798,472
                                                                 ===========

(a) Net of foreign taxes of: $264,265

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  (unaudited)

                                                                                       SIX MONTHS
                                                                YEAR ENDED                ENDED
                                                               DECEMBER 31,             JUNE 30,
                                                                   1997                   1998
                                                             ----------------       ----------------
FROM OPERATIONS
  Net investment income (loss) ............................    $  (1,230,968)           $     54,391
  Net realized gain on investments, futures contracts and
    foreign currency transactions .........................       13,621,537              11,963,749
  Unrealized appreciation on investments and foreign
    currency transactions .................................        8,024,851               5,780,332
                                                               -------------            ------------
  Increase in net assets from operations ..................       20,415,420              17,798,472
                                                               -------------            ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
  Class A .................................................       (5,347,965)                      0
  Class B .................................................       (5,550,098)                      0
  Class C .................................................       (1,229,908)                      0
                                                               -------------            ------------
                                                                 (12,127,971)                      0
                                                               -------------            -----------
  Paid in Capital
  Class A .................................................         (260,229)                      0
  Class B .................................................         (270,065)                      0
  Class C .................................................          (59,596)                      0
                                                               -------------            ------------
                                                                    (589,890)                      0
                                                               -------------            ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
SHARE TRANSACTIONS ........................................      108,430,995              (5,983,422)
                                                               -------------            ------------
    Total increase in net assets ..........................      116,128,554              11,815,050

NET ASSETS
  Beginning of the period .................................      151,856,851             267,985,405
                                                               -------------            ------------
  End of the period .......................................    $ 267,985,405            $279,800,455
                                                               =============            ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .......................................    $      28,189            $     82,580
                                                               =============            ============

                 See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------
(unaudited)
                                                                        CLASS A
                                                       --------------------------------------------
                                                                                        SIX MONTHS
                                                        YEAR ENDED       YEAR ENDED        ENDED
                                                       DECEMBER 31,     DECEMBER 31,     JUNE 30,
                                                           1996             1997           1998
                                                       ------------     ------------    ----------
Net Asset Value, Beginning of Period ..........            $12.50           $14.40         $15.46
                                                           ------           ------         ------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ..................             (0.03)(b)        (0.02)(b)       0.04
Net Realized and Unrealized Gain
  on Investments ..............................              2.11             1.88           1.03
                                                           ------           ------         ------
Total From Investment Operations ..............              2.08             1.86           1.07
                                                           ------           ------         ------
Less Distributions
Distributions From Net Realized Capital Gains .             (0.18)           (0.76)          0.00
Distributions From Paid-in Capital ............              0.00            (0.04)          0.00
                                                           ------           ------         ------
Total Distributions ...........................             (0.18)           (0.80)          0.00
                                                           ------           ------         ------
Net Asset Value, End of Period ................            $14.40           $15.46         $16.53
                                                           ------           ------         ------
Total Return (%) (a) ..........................             16.7             12.7            6.9
Ratio of Operating Expenses to Average Net
  Assets (%) ..................................              2.58             2.07           1.97(c)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ......................             (0.21)           (0.12)          0.46(c)
Portfolio Turnover Rate (%) ...................                57               80             73(c)
Net Assets, End of Period (000) ...............           $68,509         $118,381       $121,571

(a)A sales charge in the case of Class A Shares is not reflected in total return calculations.
   Periods less than one year are not annualized.
(b)Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                  FINANCIAL HIGHLIGHTS -- continued
---------------------------------------------------------------------------------------------------
(unaudited)
                                                                        CLASS B
                                                       --------------------------------------------
                                                                                        SIX MONTHS
                                                         YEAR ENDED      YEAR ENDED        ENDED
                                                        DECEMBER 31,     DECEMBER 31,    JUNE 30,
                                                           1996              1997          1998
                                                        ------------    ------------     ---------
Net Asset Value, Beginning of Period ..........            $12.50           $14.30         $15.23
                                                           ------           ------         ------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ..................             (0.12)(b)        (0.14)(b)      (0.02)
Net Realized and Unrealized Gain
 on Investments ...............................              2.10             1.87           1.01
                                                           ------           ------         ------
Total From Investment Operations ..............              1.98             1.73           0.99
                                                           ------           ------         ------
Less Distributions
Distributions From Net Realized Capital Gains .             (0.18)           (0.76)          0.00
Distributions From Paid-in Capital ............              0.00            (0.04)          0.00
                                                           ------           ------         ------
Total Distributions ...........................             (0.18)           (0.80)          0.00
                                                           ------           ------         ------
Net Asset Value, End of Period ................            $14.30           $15.23         $16.22
                                                           ======           ======         ======
Total Return (%) (a) ..........................             15.9             11.9            6.5
Ratio of Operating Expenses to Average Net
  Assets (%) ..................................              3.33             2.82           2.72(c)
Ratio of Net Investment Income (Loss) to Net
  Assets (%) ..................................             (0.96)           (0.87)         (0.29)(c)
Portfolio Turnover Rate (%) ...................                57               80             73(c)
Net Assets, End of Period (000) ...............           $65,367         $123,467       $131,785

(a)A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b)Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                  FINANCIAL HIGHLIGHTS -- continued
---------------------------------------------------------------------------------------------------
(unaudited)
                                                                        CLASS C
                                                       --------------------------------------------
                                                                                        SIX MONTHS
                                                         YEAR ENDED      YEAR ENDED       ENDED
                                                        DECEMBER 31,     DECEMBER 31,    JUNE 30,
                                                           1996             1997          1998
                                                        ------------     -----------    ----------
Net Asset Value, Beginning of Period ..........            $12.50           $14.31         $15.24
                                                           ------           ------         ------
Income (Loss) From Investment Operations
Net Investment Income (Loss) ..................             (0.12)(a)        (0.13)(a)      (0.02)
Net Realized and Unrealized Gain
 on Investments ...............................              2.11             1.86           1.01
                                                           ------           ------         ------
Total From Investment Operations ..............              1.99             1.73           0.99
                                                           ------           ------         ------
Less Distributions
Distributions From Net Realized Capital Gains .             (0.18)           (0.76)          0.00
Distributions From Paid-in Capital ............              0.00            (0.04)          0.00
                                                           ------           ------         ------
Total Distributions ...........................             (0.18)           (0.80)          0.00
                                                           ------           ------         ------
Net Asset Value, End of Period ................            $14.31           $15.24         $16.23
                                                           ======           ======         ======
Total Return (%) (c) ..........................             15.9             11.8            6.5
Ratio of Operating Expenses to Average Net
  Assets (%) ..................................              3.33             2.82           2.72(b)
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ......................             (0.96)           (0.87)         (0.29)(b)
Portfolio Turnover Rate (%) ...................                57               80             73(b)
Net Assets, End of Period (000) ...............           $17,980          $26,137        $26,444
(a)Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(b)Computed on an annualized basis.
(c)A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadviser under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

D. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchase and sales of securities (excluding short-term investments) were $94,874,484 and $101,005,236 respectively.

3a. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.   The Fund pays
management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment subadvisers, Harris Associates, L.P., Founders Asset Management, Inc., Janus Capital Corporation and Montgomery Asset Management, L.P. a subadvisory fee as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million. NEFM pays Montgomery Asset Management, L.P. at the annual rate of 0.90% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Harris Associates, L.P. are wholly owned subsidiaries of Nvest Companies, L.P.("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the subadvisers under the management agreement in effect during the six months ended June 30, 1998, are as follows:

     FEES EARNED
     -----------

     $  536,059                  NEFM
        374,349                  Harris Associates, L.P.
        215,509                  Founders Asset Management, Inc.
        181,950                  Janus Capital Corporation
        161,574                  Montgomery Asset Management, L.P.
     ---------
     $1,469,441
     ==========

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998, these expenses amounted to $27,075 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $315,830 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $2,941 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $153,634 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998 the Fund paid New England Funds $162,919 and $33,275 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $488,758 and $99,824 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $416,570.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest, or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                     $1,586
     Meeting Fee                                           $159/meeting
     Annual Committee Member Retainer                      $238
     Annual Committee Chairman Retainer                    $159

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------        -----------
Shares sold ........................       7,296,933       $117,687,188          722,642        $11,924,712
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
  gain .............................         335,997          5,389,391                0                  0
                                          ----------       ------------       ----------        -----------
                                           7,632,930        123,076,579          722,642         11,924,712
Shares repurchased .................      (4,731,745)       (77,669,561)      (1,024,742)       (16,904,234)
                                          ----------       ------------       ----------        -----------
Net increase (decrease) ............       2,901,185       $ 45,407,018         (302,100)       $(4,979,522)
                                          ----------       ------------       ----------        -----------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................       4,114,717       $ 64,706,836          764,190        $12,427,307
Shares issued in connection with the
 reinvestment of:
  Distributions from net realized
  gain .............................         340,752          5,397,504                0                  0
                                          ----------       ------------       ----------       ------------
                                           4,455,469         70,104,340          764,190         12,427,307
Shares repurchased .................        (918,977)       (14,305,295)        (747,384)       (12,054,522)
                                          ----------       ------------       ----------        -----------
Net increase .......................       3,536,492       $ 55,799,045           16,806        $   372,785
                                          ----------       ------------       ----------        -----------

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS C                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------       ------------       ----------       ------------
Shares sold ........................         930,980       $ 14,566,224          425,739        $ 6,938,377
Shares issued in connection with the reinvestment of:
  Distributions from net realized
  gain .............................          78,356          1,241,162                0                  0
                                          ----------       ------------       ----------        -----------
                                           1,009,336         15,807,386          425,739          6,938,377
Shares repurchased .................        (550,851)        (8,582,454)        (511,751)        (8,315,062)
                                          ----------       ------------       ----------        -----------
Net increase (decrease) ............         458,485       $  7,224,932          (86,012)       $(1,376,685)
                                          ----------       ------------       ----------        -----------
Increase (decrease) derived from
  capital shares transactions ......       6,896,162       $108,430,995         (371,306)       $(5,983,422)
                                          ==========       ============       ==========        ===========

     SUPPLEMENT DATED AUGUST 3, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998)
                     AND NEW ENGLAND STOCK FUNDS CLASS Y

FOR NEW ENGLAND STAR WORLDWIDE FUND

CHANGE IN PORTFOLIO MANAGERS
Oscar Castro and John Boich of Montgomery have assumed day-to-day responsibility for the management of the Montgomery segment of the New England Star Worldwide Fund. Messrs. Castro and Boich are each a Senior Portfolio Manager and Principal of Montgomery and each has been employed by Montgomery since 1993. They have co-managed Montgomery's Global Opportunities Fund since its inception on September 30, 1993.

CHANGE IN INVESTMENT STRATEGY
The paragraph regarding Montgomery in the "Fund Investments - Star Worldwide Fund" section of the Prospectus is revised to read as follows:

  Montgomery Asset Management, LLC ("Montgomery") normally will invest at least 65% of its segment of the Fund's portfolio in equity securities of companies, which may be of any size, throughout the world. The segment of the Fund managed by Montgomery emphasizes common stocks, but may also invest up to 35% of its segment in debt securities, including up to 5% in debt securities rated below investment grade. Montgomery may invest its segment of the Fund in securities denominated in one or more foreign currencies.

  Montgomery invests in companies that it believes have potential for above-average growth in sales and earnings on a sustained basis and that are reasonably priced. A number of factors are considered in evaluating potential investments, including a company's per share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages; and quality of management.

Messrs. Castro and Boich have reviewed the portfolio holdings of the Montgomery segment of the Fund and expect that it will take approximately 2 to 3 months to reposition the Montgomery segment's portfolio holdings to match the new investment strategy as set forth above.

REDUCTION IN SUBADVISORY FEE
The subadvisory fees payable by NEFM to Montgomery are now at the annual rate of:

  0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery manages, 0.65% of the next $25 million of such assets, and 0.55% of such assets in excess of $50 million.

This change in subadvisory fees paid by NEFM does not affect the management fee paid by the Fund.

All of the above changes are effective August 3, 1998.

FOR NEW ENGLAND STAR ADVISERS FUND
The following supplements the disclosure found in the paragraph in the "Fund Management" section of the Prospectus describing subadvisory fees paid by NEFM to Janus Capital Corporation ("Janus Capital"):

  For the Star Advisers Fund, NEFM pays Janus Capital a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that Janus Capital manages and 0.50% of such assets in excess of $50 million.

     SUPPLEMENT DATED AUGUST 21, 1998 TO THE MAY 1, 1998 PROSPECTUSES FOR NEW ENGLAND STAR FUNDS CLASS A, B AND C (AS SUPPLEMENTED JULY 15, 1998
           AND AUGUST 3, 1998) AND NEW ENGLAND STOCK FUNDS CLASS Y
                       (AS SUPPLEMENTED AUGUST 3, 1998)

The following supplements the paragraph entitled "Founders" in the "Fund Management" section of each Prospectus:

Effective August 21, 1998, the Founders large/mid-cap investment management team, under the interim leadership of Paul LaRocco, has replaced Edward F. Keely as portfolio manager of the Founders' segment of the Star Advisers Fund. Mr. LaRocco, Vice President of Investments of Founders, is a Chartered Financial Analyst and is also the interim leader of the team managing the Founders Growth Fund. Mr. LaRocco has been serving as the lead portfolio manager for the Founders Special Fund since March 1998 and as a portfolio manager for The Dreyfus Corporation since April 1998. Prior to joining Founders in 1998, Mr. LaRocco was a vice president and portfolio manager with Oppenheimer Funds.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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